Exhibit 4.1

CLIFFORD CHANCE US LLP

EXECUTION COPY

SIMON PROPERTY GROUP, L.P.

ISSUER

TO

JPMORGAN CHASE BANK, N.A.

TRUSTEE

SIXTEENTH SUPPLEMENTAL INDENTURE

DATED AS OF NOVEMBER 15, 2005

$500,000,000  5.375% NOTES due 2011

$600,000,000  5.75% NOTES due 2015

SUPPLEMENT TO INDENTURE,
DATED AS OF NOVEMBER 26, 1996,
BETWEEN
SIMON PROPERTY GROUP, L.P.
AND
JPMORGAN CHASE BANK, N.A.
(AS SUCCESSOR TO THE CHASE MANHATTAN BANK),
AS TRUSTEE

i

EXHIBITS

EXHIBIT A	Form of Initial Restricted Global Note
EXHIBIT B	Form of Initial Regulation S Global Note
EXHIBIT C	Form of Initial Certificated Note
EXHIBIT D	Form of Exchange Global Note
EXHIBIT E	Form of Exchange Certificated Note

ii

SIXTEENTH SUPPLEMENTAL INDENTURE, dated as of November 15, 2005 (the “Sixteenth Supplemental Indenture”), between SIMON PROPERTY GROUP, L.P. (formerly known as Simon DeBartolo Group, L.P.), a Delaware limited partnership (the “Issuer” or the “Operating Partnership”), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, and JPMORGAN CHASE BANK, N.A. (as successor to The Chase Manhattan Bank), a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”), having its Corporate Trust Office at 4 New York Plaza, 15th Floor, New York, New York 10004.

RECITALS

WHEREAS, the Issuer and Simon Property Group, L.P., a Delaware limited partnership acting as a guarantor (the “Guarantor”), executed and delivered to the Trustee an Indenture, dated as of November 26, 1996 (the “Original Indenture”), providing for the issuance from time to time of debt securities evidencing unsecured and unsubordinated indebtedness of the Issuer;

WHEREAS, on December 31, 1997 the Guarantor was merged into the Issuer as contemplated under the Indenture;

WHEREAS, the Issuer changed its name from “Simon DeBartolo Group, L.P.” to “Simon Property Group, L.P.” effective as of September 24, 1998;

WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof;

WHEREAS, the Issuer intends by this Sixteenth Supplemental Indenture to create and provide for the following series of debt securities (the “Initial Notes”):

(i)                                     Simon Property Group, L.P. 5.375% Notes due 2011 (the “Initial 2011 Notes”) in an aggregate principal amount of $500,000,000; and

(ii)                                  Simon Property Group, L.P. 5.75% Notes due 2015 (the “Initial 2015 Notes”) in an aggregate principal amount of $600,000,000;

WHEREAS, the Issuer further intends by this Sixteenth Supplemental Indenture to create and provide for, if and when issued in exchange for the Initial Notes pursuant to this Sixteenth Supplemental Indenture and the Registration Rights Agreement (defined below), the following additional series of debt securities (the “Exchange Notes”):

(i)                                     Simon Property Group, L.P. 5.375% Notes due 2011 (the “Exchange 2011 Notes,” and together with the Initial 2011 Notes, the “2011 Notes”), in an aggregate principal amount of up to $500,000,000; and

(ii)                                  Simon Property Group, L.P. 5.75% Notes due 2015 (the “Exchange 2015 Notes,” and together with the Initial 2015 Notes, the “2015 Notes”), in an aggregate principal amount of up to $600,000,000;

WHEREAS, the Board of Directors of Simon Property Group, Inc., the general partner of the Issuer, has approved the creation of the Notes and the forms, terms and conditions thereof pursuant to Sections 301 and 1701 of the Original Indenture; and

WHEREAS, all actions required to be taken under the Original Indenture with respect to this Sixteenth Supplemental Indenture have been taken.

NOW, THEREFORE, IT IS AGREED:

ARTICLE I

DEFINITIONS, CREATION, FORMS AND
TERMS AND CONDITIONS OF THE SECURITIES

SECTION 1.01.                 Definitions.  Capitalized terms used in this Sixteenth Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture.  Certain terms, used principally in Article II of this Sixteenth Supplemental Indenture, are defined in that Article.  In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

“Business Day” means any day, other than a Saturday or Sunday, on which banking institutions in New York, New York are open for business.

“Clearstream Banking” means Clearstream Banking, société anonyme, its successors and assigns.

“Closing Date” means November 15, 2005.

“Dollar” or “$” means the lawful currency of the United States of America.

“DTC” means The Depository Trust Company, its nominees and their successors and assigns.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System, its successors and assigns.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Certificated Notes” means a note in definitive, fully registered form, without coupons, substantially in the form of Exhibit E hereto.

“Exchange Notes” has the meaning set forth in the Recitals hereto.

“Exchange Offer” means the offer by the Operating Partnership to exchange all of the Initial Notes of a series for Exchange Notes of the same series.

“Exchange Global Notes” has the meaning set forth in Section 1.03(e).

“Exchange Offer Registration Statement” has the meaning set forth in Section 3.01(a).

“Exchange 2011 Notes” has the meaning set forth in the Recitals hereto.

“Exchange 2015 Notes” has the meaning set forth in the Recitals hereto.

“Global Notes” means the Initial Global Notes and the Exchange Global Notes.

“Indenture” means the Original Indenture as supplemented by this Sixteenth Supplemental Indenture.

“Initial Certificated Notes” has the meaning set forth in Section 1.03(d).

“Initial Global Notes” has the meaning set forth in Section 1.03(c).

“Initial Notes” has the meaning set forth in the Recitals hereto.

“Initial 2011 Notes” has the meaning set forth in the Recitals hereto.

“Initial 2015 Notes” has the meaning set forth in the Recitals hereto.

“Initial Purchasers” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC.

“Initial Regulation S Global Note” means a single fully registered global note in book-entry form, substantially in the form of Exhibit B attached hereto.

“Initial Restricted Global Note” means a single fully registered global note in book-entry form, substantially in the form of Exhibit A attached hereto.

“Institutional Accredited Investor” means an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

“Issuer” has the meaning set forth in the Recitals hereto.

“Make-Whole Amount” means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment, of each Dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate, determined on the third Business Day preceding the date notice of such redemption or accelerated payment is given, from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or accelerated.

“Non-U.S. Person” means a Person that is not a U.S. Person as defined in Regulation S, and includes dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 904 of Regulation S.

“Notes” means the Initial Notes and the Exchange Notes.

“Operating Partnership” has the meaning set forth in the Recitals hereto.

“Original Indenture” has the meaning set forth in the Recitals hereto.

“Prior Supplemental Indentures” has the meaning set forth in Section 2.01.

“Purchase Agreement” means the Purchase Agreement dated November 8, 2005 between the Operating Partnership and the Initial Purchasers.

“QIB” means a qualified institutional buyer, as defined in Rule 144A under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement, dated November 15, 2005, between the Operating Partnership and the Initial Purchasers.

“Regulation S” means Regulation S under the Securities Act.

“Reinvestment Rate” means, in connection with any optional redemption or accelerated payment of any Notes, the yield on treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption or accelerated payment, and rounded to the nearest month) to Stated Maturity of the principal being redeemed (the “Treasury Yield”) as stated in such Notes, plus (i) 0.20%, in the case of the 2011 Notes or (ii) 0.25%, in the case of the 2015 Notes.  For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading “Week Ending” for “U.S. Government Securities — Treasury Constant Maturities” with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds to such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities, rounding each of such relevant periods to the nearest month.  For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.  If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Operating Partnership.

“Rule 144A” means Rule 144A under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shelf Registration Statement” has the meaning set forth in Section 3.01(c).

“Special Interest Premium” has the meaning set forth in Section 3.02.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any required determination, then such other reasonably comparable index which shall be designated by the Operating Partnership.

“Trustee” has the meaning set forth in the Recitals hereto.

“2011 Interest Payment Date” has the meaning set forth in Section 1.04(c).

“2015 Interest Payment Date” has the meaning set forth in Section 1.05(c).

“2011 Notes” has the meaning set forth in the Recitals hereto.

“2015 Notes” has the meaning set forth in the Recitals hereto.

“2011 Redemption Price” has the meaning set forth in Section 1.04(f).

“2015 Redemption Price” has the meaning set forth in Section 1.05(f).

“2011 Regular Record Date” has the meaning set forth in Section 1.04(c).

“2015 Regular Record Date” has the meaning set forth in Section 1.05(c).

SECTION 1.02.                 Creation of the Notes.

(a)                                  Initial Notes.  In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the Initial 2011 Notes and the Initial 2015 Notes as a separate series of its securities issued pursuant to the Indenture.  The Initial 2011 Notes shall be issued initially in an aggregate principal amount of $500,000,000 and the Initial 2015 Notes shall be issued initially in an aggregate principal amount of $600,000,000, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)                                 Exchange Notes.  In accordance with Section 301 of the Original Indenture, the Issuer hereby creates each of the Exchange Notes as a separate series of its securities issued pursuant to the Indenture.  Each series of the Exchange Notes is to be issued in exchange for the corresponding series of the Initial Notes as provided in this Sixteenth Supplemental Indenture and the Registration Rights Agreement.  The Exchange 2011 Notes may be issued initially in an aggregate principal amount of up to $500,000,000 (but in no event in excess of the principal amount of the Initial 2011 Notes tendered in exchange therefor in an Exchange Offer), except as permitted by Sections 304, 305 or 306 of the Original Indenture.  The Exchange 2015 Notes may be issued initially in an aggregate principal amount of up to $600,000,000 (but in no event in excess of the principal amount of the Initial 2015 Notes tendered in exchange therefor in an Exchange Offer), except as permitted by Sections 304, 305 or 306 of the Original Indenture.

SECTION 1.03.                 Form of the Notes.

(a)                                  The Initial Notes shall be in the form of Exhibit A, Exhibit B or Exhibit C hereto, as applicable, and the Exchange Notes shall be in the form of Exhibit D or Exhibit E hereto, as applicable.

(b)                                 Initial Notes offered and sold to QIBs in reliance on Rule 144A as provided in the Purchase Agreement shall be issued in book-entry form and shall be represented by a single, permanent global note in fully registered form, without coupons, substantially in the form of Exhibit A hereto and shall bear the legends set forth in Section 5.01(a) and Section 5.01(b) (the “Initial Restricted Global Note”).  Upon issuance, the Initial Restricted Global Note shall be registered in the name of “Cede & Co.,” as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC.

(c)                                  Initial Notes offered and sold to Non-U.S. Persons in reliance on Regulation S as provided in the Purchase Agreement shall be issued in book-entry form and shall be represented by a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form of Exhibit B hereto and shall bear the legends set forth in Section 5.01(a) and Section 5.01(b) (the “Initial Regulation S Global Note,” and together with the Initial Restricted Global Note, the “Initial Global Notes”).  Upon issuance, the Initial Regulation S Global Note shall be registered in the name of “Cede & Co.,” as nominee for DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC for the accounts of Euroclear or Clearstream Banking.  Interests in the Initial Regulation S Global Note may only be held through Euroclear or Clearstream Banking.

(d)                                 Initial Notes offered and sold to Institutional Accredited Investors that are not QIBs or Non-U.S. Persons as provided in the Purchase Agreement shall be issued in definitive, fully registered certificated form, without coupons, substantially in the form of Exhibit C hereto and shall bear the legends set forth in Section 5.01(a) hereof (the “Initial Certificated Notes”).  Upon issuance, any such Initial Certificated Note or the transfer thereof shall be duly executed by the Operating Partnership and authenticated by the Trustee.  Upon the registration of the transfer of any Initial Certificated Note to a QIB or Non-U.S. Person, such Initial Certificated Note shall be exchanged for a beneficial interest in the applicable Initial Global Note.  Except as provided in Section 4.01(b), interests in an Initial Global Note may not be exchanged for Initial Certificated Notes and the Operating Partnership waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

(e)                                  In the event all or a portion of the Initial Notes of any series are tendered in an Exchange Offer, such Notes or the portions thereof being exchanged shall be exchanged for a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form of Exhibit D hereto (the “Exchange Global Notes”) and shall bear the legends set forth in Section 5.01(c) hereof.  Upon issuance, each Exchange Global Note shall be registered in the name of “Cede & Co.,” as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC.  Except as provided in Section 4.01(b), Exchange Certificated Notes shall not be issued and the Operating Partnership waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

SECTION 1.04.                 Terms and Conditions of the 2011 Notes.  The 2011 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Sixteenth Supplemental Indenture.  In particular, the following provisions shall be terms of the 2011 Notes:

(a)                                  Title and Aggregate Principal Amount.  The title of the Initial 2011 Notes and the Exchange 2011 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2011 Notes and the Exchange 2011 Notes shall be as specified in Section 1.02 of this Sixteenth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)                                 Stated Maturity.  The 2011 Notes shall mature, and the unpaid principal thereon shall be payable, on June 1, 2011, subject to the provisions of the Original Indenture.

(c)                                  Interest.  The rate per annum at which interest shall be payable on the 2011 Notes shall be 5.375%.  Interest on the 2011 Notes shall be payable semi-annually in arrears on each June 1 and December 1, commencing on June 1, 2006 (each, a “2011 Interest Payment Date”), and on the Stated Maturity as specified in Section 1.04(b) of this Sixteenth Supplemental Indenture, to the Persons in whose names the applicable 2011 Notes are registered in the Security Register applicable to the 2011 Notes at the close of business on the 15th calendar day immediately prior to such payment date regardless of whether such day is a Business Day (each, a “2011 Regular Record Date”).  Interest on the 2011 Notes shall be computed on the basis of a 360-day year of twelve 30-day months.  Interest on the 2011 Notes shall accrue from November 15, 2005.

If an Initial 2011 Note is exchanged in an Exchange Offer prior to the Regular Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such 2011 Note, up to but not including the date of issuance of the Exchange 2011 Note(s) issued in exchange for such Initial 2011 Note, shall be paid on the first Interest Payment Date for such Exchange 2011 Note(s) to the Holder or Holders of such Exchange 2011 Note(s) on the first Regular Record Date with respect to such Exchange 2011 Note(s).  If such Initial 2011 Note is exchanged in an Exchange Offer subsequent to the Regular Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to such

Initial 2011 Note and any accrued and unpaid interest on the Exchange 2011 Note(s) issued in exchange for such Initial 2011 Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of such Initial 2011 Note on such Regular Record Date.

(d)                                 Registration Rights.  The Holders of the Initial 2011 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article III hereof.

(e)                                  Special Interest Premium.  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the 2011 Notes as provided in Article III hereof.

(f)                                    Sinking Fund, Redemption or Repayment.  No sinking fund shall be provided for the 2011 Notes and the 2011 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity.  The 2011 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the 2011 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such 2011 Notes (collectively, the “2011 Redemption Price”), all in accordance with the provisions of Article XI of the Original Indenture.

If the 2011 Notes are redeemed within 90 days of the Stated Maturity of the 2011 Notes, the 2011 Redemption Price shall not include the Make-Whole Amount.

If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2011 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2011 Notes shall cease to bear interest on the Redemption Date and the only right of the Holders of the 2011 Notes from and after the Redemption Date shall be to receive payment of the Redemption Price upon surrender of such 2011 Notes in accordance with such notice.

(g)                                 Registration and Form.  The 2011 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Sixteenth Supplemental Indenture.  Initial 2011 Notes shall be issued and may be transferred only in minimum denominations of $2,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof.  Exchange 2011 Notes shall be issued in minimum denominations of $2,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof.  All payments of principal and interest in respect of the 2011 Notes shall be made by the Issuer in immediately available funds.

(h)                                 Defeasance and Covenant Defeasance.  The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article II of this Sixteenth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2011 Notes.

(i)                                     Make-Whole Amount Payable Upon Acceleration.  Upon any acceleration of the Stated Maturity of the 2011 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2011 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

(j)                                     Further Issues.  The Issuer may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the 2011 Notes in all respects, except for issue date and issue price.  Additional 2011 Notes issued in this manner shall be consolidated with and shall form a single series with the previously outstanding 2011 Notes.  Notice of any such issuance shall be given to the Trustee and a new supplemental indenture shall be executed in connection with the issuance of such securities.

(k)                                  Other Terms and Conditions.  The 2011 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A, B, C, D and E hereto.

SECTION 1.05.                 Terms and Conditions of the 2015 Notes.  The 2015 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Sixteenth Supplemental Indenture.  In particular, the following provisions shall be terms of the 2015 Notes:

(a)                                  Title and Aggregate Principal Amount.  The title of the Initial 2015 Notes and the Exchange 2015 Notes shall be as specified in the Recitals; and the aggregate principal amount of the Initial 2015 Notes and the Exchange 2015 Notes shall be as specified in Section 1.02 of this Sixteenth Supplemental Indenture, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)                                 Stated Maturity.  The 2015 Notes shall mature, and the unpaid principal thereon shall be payable, on December 1, 2015, subject to the provisions of the Original Indenture.

(c)                                  Interest.  The rate per annum at which interest shall be payable on the 2015 Notes shall be 5.75%.  Interest on the 2015 Notes shall be payable semi-annually in arrears on each June 1 and December 1, commencing on June 1, 2006 (each, a “2015 Interest Payment Date”), and on the Stated Maturity as specified in Section 1.04(b) of this Sixteenth Supplemental Indenture, to the Persons in whose names the applicable 2015 Notes are registered in the Security Register applicable to the 2015 Notes at the close of business on the 15th calendar day immediately prior to such payment date regardless of whether such day is a Business Day (each, a “2015 Regular Record Date”).  Interest on the 2015 Notes shall be computed on the basis of a 360-day year of twelve 30-day months.  Interest on the 2015 Notes shall accrue from November 15, 2005.

If an Initial 2015 Note is exchanged in an Exchange Offer prior to the Regular Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such 2015 Note, up to but not including the date of issuance of the Exchange 2015 Note(s) issued in exchange for such Initial 2015 Note, shall be paid on the first Interest Payment Date for such Exchange 2015 Note(s) to the Holder or Holders of such Exchange 2015 Note(s) on the first Regular Record Date with respect to such Exchange 2015 Note(s).  If such Initial 2015 Note is exchanged in an Exchange Offer subsequent to the Regular Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial 2015 Note and any accrued and unpaid interest on the Exchange 2015 Note(s) issued in exchange for such Initial 2015 Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of such Initial 2015 Note on such Regular Record Date.

(d)                                 Registration Rights.  The Holders of the Initial 2015 Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article III hereof.

(e)                                  Special Interest Premium.  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the 2015 Notes as provided in Article III hereof.

(f)                                    Sinking Fund, Redemption or Repayment.  No sinking fund shall be provided for the 2015 Notes and the 2015 Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity.  The 2015 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the 2015 Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such 2015 Notes (collectively, the “Redemption Price”), all in accordance with the provisions of Article XI of the Original Indenture.

If the 2015 Notes are redeemed within 90 days of the Stated Maturity of the 2015 Notes, the 2015 Redemption Price shall not include the Make-Whole Amount.

If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any 2015 Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such 2015 Notes shall cease to bear interest on the Redemption Date and the only right of the Holders of the 2015 Notes from and after the Redemption Date shall be to receive payment of the Redemption Price upon surrender of such 2015 Notes in accordance with such notice.

(g)                                 Registration and Form.  The 2015 Notes shall be issuable as Registered Securities as provided in Section 1.03 of this Sixteenth Supplemental Indenture.  Initial 2015 Notes shall be issued and may be transferred only in minimum denominations of $2,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof.  Exchange 2015 Notes shall be issued in minimum denominations of $2,000 ($100,000 for Institutional Accredited Investors) and integral multiples of $1,000 in excess thereof.  All payments of principal and interest in respect of the 2015 Notes shall be made by the Issuer in immediately available funds.

(h)                                 Defeasance and Covenant Defeasance.  The provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article II of this Sixteenth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the 2015 Notes.

(i)                                     Make-Whole Amount Payable Upon Acceleration.  Upon any acceleration of the Stated Maturity of the 2015 Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the 2015 Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

(j)                                     Further Issues.  The Issuer may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the 2015 Notes in all respects, except for issue date and issue price.  Additional 2015 Notes issued in this manner shall be consolidated with and shall form a single series with the previously outstanding 2015 Notes.  Notice of any such issuance shall be given to the Trustee and a new supplemental indenture shall be executed in connection with the issuance of such securities.

(k)                                  Other Terms and Conditions.  The 2015 Notes shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A, B, C, D and E hereto.

ARTICLE II

COVENANTS FOR BENEFIT OF HOLDERS OF NOTES;
EVENTS AND NOTICE OF DEFAULT

SECTION 2.01.                 Covenants for Benefit of Holders of Notes.  In addition to the covenants set forth in Article Ten of the Original Indenture, there are established pursuant to Section 901(2) of the Original Indenture the following covenants for the benefit of the Holders of the Notes and to which the Notes shall be subject; provided, however, that the covenants set forth in Article II of any Supplemental Indenture dated prior to the date hereof (“Prior Supplemental Indentures”) as the same may be amended or modified from time to time hereafter shall apply to the Notes only for so long as any Securities issued pursuant to any Prior Supplemental Indentures remain outstanding.

(a)                                  Limitation on Debt.  As of each Reporting Date (as defined below), Debt (as defined below) shall not exceed 65% of Total Assets (as defined below).

(b)                                 Limitation on Secured Debt.  As of each Reporting Date, Secured Debt (as defined below) shall not exceed 50% of Total Assets.

(c)                                  Fixed Charge Coverage Ratio.  For the four consecutive quarters ending on each Reporting Date, the ratio of Annualized EBITDA (as defined below) to Annualized Interest Expense (as defined below) shall be at least 1.50 to 1.00.

(d)                                 Maintenance of Unencumbered Assets.  As of each Reporting Date, Unencumbered Assets (as defined below) shall be at least 125% of Unsecured Debt (as defined below).

SECTION 2.02.                 Definitions.  As used herein:

“Annualized EBITDA” means, for the four consecutive quarters ending on each Reporting Date, the Operating Partnership’s Pro Rata Share (as defined below) of earnings before interest, taxes, depreciation and amortization, with other adjustments as are necessary to exclude the effect of all realized or unrealized gains and losses related to hedging obligations, items classified as extraordinary items and impairment charges in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any EBITDA related to any assets acquired or placed in service since the first day of such four-quarter period had been earned, on an annualized basis, from the beginning of such period, and (ii) any assets disposed of during such four-quarter period had been disposed of as of the first day of such period and no EBITDA related to such assets had been earned during such period.

“Annualized Interest Expense” means, for the four consecutive quarters ending on each Reporting Date, the Operating Partnership’s Pro Rata Share of interest expense, with other adjustments as are necessary to exclude the effect of items classified as extraordinary items, in accordance with generally accepted accounting principles, reduced by amortization of debt issuance costs and adjusted to reflect the assumption that (i) any interest expense related to indebtedness incurred since the first day of such four-quarter period is computed as if such indebtedness had been incurred as of the beginning of such period, and (ii) any interest expense related to indebtedness that was repaid or retired since the first day of such four-quarter period is computed as if such indebtedness had been repaid or retired as of the beginning of such period (except that, in making such computation, the amount of interest expense related to indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such indebtedness during such four-quarter period).

“Capitalization Rate” means 7.00%.

“Capitalized Value” means, as of any date, Annualized EBITDA divided by the Capitalization Rate.

“Company” means Simon Property Group, Inc., a Delaware corporation and the sole general partner of the Operating Partnership.

“Debt” means the Operating Partnership’s Pro Rata Share of the aggregate principal amount of indebtedness in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles, (iii) reimbursement obligations in connection with any letters of credit actually issued and called, (iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership’s balance sheet as a capitalized lease, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership’s or Subsidiary’s allocable portion of such obligation based on its ownership interest in the related real estate assets); and provided, further, that Debt excludes Intercompany Debt (as defined below).

“Intercompany Debt” means Debt to which the only parties are the Company, the Operating Partnership and any of their Subsidiaries or affiliates (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary or affiliate) that is subordinate in right of payment to the Notes.

“Pro Rata Share” means any applicable figure or measure of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership’s or its Subsidiaries’ allocable portion of such figure or measure, based on their ownership interest, of unconsolidated joint ventures.

“Reporting Date” means March 31, June 30, September 30 and December 31 of each year.

“Secured Debt” means Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary.

“Stabilized Asset” means (i) with respect to an acquisition of an asset, such asset becomes stabilized when the Operating Partnership or its Subsidiaries or an unconsolidated joint venture in which the Operating Partnership or any Subsidiary has an interest has owned the asset as of at least six Reporting Dates, and (ii) with respect to a new construction or development asset, such asset becomes stabilized four Reporting Dates after the earlier of (a) six Reporting Dates after substantial completion of construction or development or (b) the first Reporting Date on which the asset is at least 90% leased.

“Total Assets” means, as of any Reporting Date, the sum of (i) for Stabilized Assets, Capitalized Value; (ii) for all other assets of the Operating Partnership and its Subsidiaries, the Operating Partnership’s Pro Rata Share of undepreciated book value as determined in accordance with generally accepted accounting principles; and (iii) the Operating Partnership’s Pro Rata Share of cash and cash equivalents.

“Unencumbered Annualized EBITDA” means Annualized EBITDA less any portion thereof attributable to assets serving as collateral for Secured Debt.

“Unencumbered Assets” as of any Reporting Date shall be equal to Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA and the denominator of which is Annualized EBITDA.

“Unsecured Debt” means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.

SECTION 2.03.                 Events of Default.  For the purposes of the Notes, Section 501 of the Original Indenture is hereby amended by, supplemented with, and where inconsistent replaced by, the following provisions; provided, however that Section 501 of the Original Indenture, as the same may be amended or modified from time to time hereafter, shall apply to the Notes only for so long as any Securities issued pursuant to any Prior Supplemental Indentures remain outstanding:

(a)                                  Section 501(4) of the Original Indenture is replaced in its entirety by the following:

“(4)                            default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or”

(b)                                 Section 501(5) of the Original Indenture is replaced in its entirety by the following:

“(5)                            a default under any evidence of recourse indebtedness of the Issuer, or under any mortgage, indenture or other instrument of the Issuer (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any recourse indebtedness of the Issuer (or of any Subsidiary, the repayment of which the Issuer has guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $50,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or”

SECTION 2.04.                 Notice of Defaults.  For the purposes of the Notes, Section 601 of the Original Indenture is hereby replaced in its entirety by the following; provided, however that Section 601 of the Original Indenture, as the same may be amended or modified from time to time hereafter, shall apply to the Notes only for so long as any Securities issued pursuant to any Prior Supplemental Indentures remain outstanding:

“Notice of Defaults.  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if an so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and Coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities and Coupons of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.”

ARTICLE III

REGISTRATION RIGHTS

SECTION 3.01.                 Registration Rights Agreement.

(a)                                  The Operating Partnership shall enter into the Registration Rights Agreement with the Initial Purchasers for the benefit of the Holders of the Notes wherein the Operating Partnership shall agree, for the benefit of the Holders of the Notes, to use its reasonable best efforts (i) to file with the Commission within 180 calendar days after the date on which the Operating Partnership delivers the Notes to the Initial Purchasers (the “Closing Date”) a registration statement (the “Exchange Offer Registration Statement”) with respect to the Exchange Notes and (ii) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 210 calendar days after the Closing Date.  Promptly after the Exchange Offer Registration Statement has been declared effective, the Operating Partnership shall offer to the Holders the opportunity to exchange all their Notes of a series for Exchange Notes of the same series pursuant to the Exchange Offer.  The Operating Partnership shall keep the Exchange Offer open for not less than 30 calendar days (or longer, if required by applicable law) after the date on which the notice of the Exchange Offer is mailed to the Holders of the Notes but shall, in any event, use its reasonable best efforts to cause the Exchange Offer to be completed within 240 days of the Closing Date.  For each Note validly tendered to the Operating Partnership pursuant to the Exchange Offer, the Holder of such Note shall receive an Exchange Note of the same series having a principal amount equal to the principal amount of the tendered Note.

(b)                                 Each Holder of the Notes (other than certain specified Holders) that wishes to exchange the Notes for Exchange Notes in the Exchange Offer shall be required to represent that (i) it is not an Affiliate of the Operating Partnership, (ii) the Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes.

(c)                                  The Registration Rights Agreement also shall provide that if, (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Operating Partnership is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not completed within 240 days of the Closing Date, or (iii) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Operating Partnership within the meaning of the Securities Act or as a broker-dealer), then in each case, the Operating Partnership shall (x) promptly deliver to the Holders written notice thereof and (y) at the Operating Partnership’s sole expense (a) as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to the Registration Rights Agreement), file a shelf registration statement covering resales of the Notes (the “Shelf Registration Statement”), (b) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act (but in no event more than 60 days after such filing) and (c) use its reasonable best efforts to keep effective the Shelf Registration Statement until the earlier of two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) after the Closing Date or such time as all of the applicable Notes have been sold thereunder.  The Operating Partnership shall, if a Shelf Registration Statement is filed, provide to each Holder of the Notes copies of the prospectus that is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement for the Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Notes.  A Holder that sells Notes pursuant to the Shelf Registration Statement shall be required to be named as a selling security Holder in the related prospectus, to provide information related thereto and to deliver such prospectus to purchasers, shall be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and shall be bound by the provisions of the Registration Rights Agreement that are applicable to such a Holder (including certain indemnification rights and obligations).

SECTION 3.02.                 Special Interest Premium.  If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the “Special Interest Premium”) shall become payable in respect of the Notes as follows:

(a)                                  If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 180th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date, (iii) the Exchange Offer is not completed on or prior to the 240th day following the Closing Date, (iv) the Shelf Registration Statement is not filed with the SEC on or prior to the 60th day following the date the obligation arises or (v) the Shelf Registration Statement is not declared effective on or prior to the 60th day following the date the Shelf Registration Statement was filed, the Special Interest Premium shall accrue from and including the next day following each of (a) such 180-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause (iii) above, and (d) such 60-day periods in the case of clauses (iv) and (v) above, in each case at a rate equal to 0.25% per annum.  The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.25% per annum.  If the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date and the Operating Partnership shall request Holders of Notes to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, the Notes owned by Holders who do not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement shall not be entitled to any such increase in the interest rate for any day after the Operating Partnership has filed the Shelf Registration Statement.  Upon (1) the filing of the Exchange Offer Registration Statement after the 180-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the completion of the Exchange Offer after the 240-day period described in clause (iii) above, (4) the filing of the Shelf Registration Statement after the 60-day period described in clause (iv) above or (5) the effectiveness of the Shelf Registration Statement after the 60-day period described in clause (v) above, the interest rate on each series of Notes from the date of such effectiveness or completion, as the case may be, shall be reduced to the original interest rate provided for herein for such series of Notes.

(b)                                 If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the “Default Day”), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) or (iii) the date as of which all of the Notes are sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.25% per annum.

SECTION 3.03.                 Legend.  Each Note shall contain a legend to the effect that the Holder thereof, by its acceptance thereof, shall be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement.  Such legend shall be in the form set forth in Section 5.01(a) hereof.

ARTICLE IV

TRANSFER AND EXCHANGE

SECTION 4.01.                 Transfer and Exchange.

(a)                                  By its acceptance of any Initial Note represented by a certificate bearing the legend set forth in Section 5.01(a) hereof (the “Private Placement Legend”), each Holder of, and beneficial bearer of an interest in, such Initial Note acknowledges the restrictions on transfer of such Initial Note and agrees that it shall transfer such Initial Note only in accordance with such restrictions.  Each purchaser (other than the Initial Purchasers) of the Notes and each Person to whom the Notes are transferred shall, prior to the Resale Restriction Termination Date (as defined in the Private Placement Legend), be deemed to have acknowledged, represented and agreed to the matters and restrictions on transfer described under the heading “Notice to Investors” in the Offering Memorandum of the Operating Partnership, dated November 8, 2005, relating to the Initial Notes.  Upon the registration of transfer, exchange or replacement of an Initial Note not bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes that do not bear the Private Placement Legend.  Upon the registration of transfer, exchange or replacement of an Initial Note bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes bearing the Private Placement Legend, unless such legend may be removed from such Note as provided in this Section 4.01(a).  If the Private Placement Legend has been removed from an Initial Note, as provided herein, no other Initial Note issued in exchange for all or any part of such Initial Note shall bear such legend, unless the Operating Partnership has reasonable cause to believe that such other Initial Note represents a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee in writing to cause a legend to appear thereon.  Each Initial Note shall bear the Private Placement Legend unless and until:

(i)                                     a transfer of such Initial Note is made pursuant to an effective Shelf Registration Statement, in which case the Private Placement Legend shall be removed from such Initial Note so transferred at the request of the Holder; or

(ii)                                  there is delivered to the Operating Partnership such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may reasonably be requested by the Operating Partnership confirming that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such

Initial Note shall not violate the registration and prospectus delivery requirements of the Securities Act; provided, that the Trustee shall not be required to determine (but may rely on a determination made by the Operating Partnership with respect to) the sufficiency of any such evidence; and upon written direction of the Operating Partnership, the Trustee shall authenticate and deliver in exchange for such Initial Note, an Initial Note or Initial Notes representing the same aggregate principal amount of the Initial Note being exchanged) without such legend.

(b)                                 The Initial Global Note or Exchange Global Note, as the case may be, shall be exchanged by the Operating Partnership for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable, if (i) DTC (1) has notified the Operating Partnership that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (2) a successor to DTC registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Operating Partnership within 90 calendar days or (ii) DTC is at any time unwilling or unable to continue as depositary and the Operating Partnership is not able to appoint a successor to DTC within 90 calendar days.  If an Event of Default occurs and is continuing, the Operating Partnership shall, at the request of the Trustee or the Holder thereof, exchange all or part of the Initial Global Note or Exchange Global Note, as the case may be, for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable.  Whenever a Global Note is exchanged for one or more Initial Certificated Notes or Exchange Certificated Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee and cancelled by the Trustee.  All Initial Certificated Notes or Exchange Certificated Notes issued in exchange for a Global Note or a portion thereof shall be registered in such names, and delivered, as DTC shall instruct the Trustee.  Any Initial Certificated Notes issued pursuant to this Section 4.01(b) shall include the Private Placement Legend, except as set forth in Section 4.01(a) hereof.

(c)                                  Any Initial Notes that are presented to the Trustee for exchange pursuant to an Exchange Offer shall be exchanged for Exchange Notes of equal principal amount upon surrender to the Trustee in accordance with the terms of the Exchange Offer.  Whenever any Initial Notes are so surrendered for exchange, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver to the surrendering Holder thereof, Exchange Notes in the same aggregate principal amount as the Initial Notes so surrendered.

(d)                                 Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form.  Transfers of a Global Note shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees.  Interests of beneficial owners in a Global Note shall be transferred in accordance with the rules and procedures of DTC (or its successors).

ARTICLE V

LEGENDS

SECTION 5.01.                 Legends.  The following legends shall appear on each Initial Note and each Exchange Note.

(a)                                  Except as provided in Section 4.01(a) hereof, each Initial Note shall bear the following legends on the face thereof:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.  THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $2,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE (OR ANY SUBSEQUENT REOPENING OF THE NOTES OF THIS SERIES) AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

(b)                                 In addition to the legends set forth in Section 4.01(a), each Initial Global Note shall also bear the following legends on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

(c)                                  The Exchange Global Note shall bear the following legends on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

ARTICLE VI

TRUSTEE

SECTION 6.01.                 Corporate Trust Office.  The Trustee is appointed as the principal paying agent, transfer agent and registrar for the Notes and for the purposes of Section 1002 of the Indenture.  The Notes may be presented for payment at the Corporate Trust Office of the Trustee or at any other agency as may be appointed from time to time by the Operating Partnership in The City of New York.

SECTION 6.02.                 Recitals.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixteenth Supplemental Indenture or the due execution thereof by the Issuer.  The recitals of fact contained herein shall be taken as the statements solely of the Issuer and the Trustee assumes no responsibility for the correctness thereof.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.01.                 Ratification of Original Indenture.  This Sixteenth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Sixteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 7.02.                 Effect of Headings.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 7.03.                 Successors and Assigns.  All covenants and agreements in this Sixteenth Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 7.04.                 Separability Clause.  In case any one or more of the provisions contained in this Sixteenth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 7.05.                 Governing Law.  This Sixteenth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.  This Sixteenth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Sixteenth Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 7.06.                 Counterparts.  This Sixteenth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Sixteenth Supplemental Indenture to be duly executed all as of the date first above written.

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc.,
its General Partner

By:	/s/ David Simon
Name: David Simon
Title: Chief Executive Officer

JPMORGAN CHASE BANK, N.A.
as Trustee

By:	/s/ James D. Heaney
Name: James D. Heaney
Title: Vice President

Exhibit A

FORM OF INITIAL RESTRICTED GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.  THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $2,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE (OR ANY SUBSEQUENT REOPENING OF THE NOTES OF THIS SERIES) AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED	REGISTERED
NO. [ ]	PRINCIPAL AMOUNT
CUSIP NO. [ ]	$[ ]

RESTRICTED GLOBAL SECURITY
SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [                                  ] dollars on [June 1, 2011/December 1, 2015] (the “Maturity Date”), and to pay interest thereon from November 15, 2005, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing on June 1, 2006, and on the Maturity Date, at the rate of [5.375/5.75]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below).  Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below).  Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including November 15, 2005, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be.  If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day.  “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s).  If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated November 15, 2005 (the “Registration Rights Agreement”) among the Issuer and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”).

If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the “Special Interest Premium”) shall become payable in respect of the Notes as follows:

If (i) a registration statement with respect to the Exchange Notes (the “Exchange Offer Registration Statement”) is not filed with the Commission on or prior to the 180th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date, (iii) the Exchange Offer is not completed on or prior to the 240th day following the Closing Date, (iv) the shelf registration statement covering resales of the Notes (the “Shelf Registration Statement”) is not filed with the SEC on or prior to the 60th day following the date the obligation arises or (v) the Shelf Registration Statement is not declared effective on or prior to the 60th day following the date the Shelf Registration Statement was filed, the Special Interest Premium shall accrue from and including the next day following each of (a) such 180-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause (iii) above, and (d) such 60-day periods in the case of clauses (iv) and (v) above, in each case at a rate equal to 0.25% per annum.  The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.25% per annum.  If the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note shall not be entitled to any such increase in the interest rate for any day after the Operating Partnership has filed the Shelf Registration Statement.

Upon (1) the filing of the Exchange Offer Registration statement after the 180-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the completion of the Exchange Offer after the 240-day period described in clause (iii) above, (4) the filing of the Shelf Registration Statement after the 60-day period described in clause (iv) above or (5) the effectiveness of the Shelf Registration Statement after the 60-day period described in clause (v) above, the interest rate on this Note from the date of such effectiveness or completion, as the case may be, shall be reduced to the original interest rate provided for herein.

If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the “Default Day”), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.25% per annum.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York.  The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  November 15, 2005

SIMON PROPERTY GROUP, L.P.
as Issuer

		By:	SIMON PROPERTY GROUP, INC.
as General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixteenth Supplemental Indenture, dated as of November 15, 2005, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Security is one of a series designated as the Simon Property Group, L.P. [5.375/5.75]% Notes due [2011/2015], initially limited in aggregate principal amount to $[500,000,000/600,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.  If the Notes are redeemed within 90 days of the Maturity Date, the redemption price shall not include the Make-Whole Amount.  Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities.  The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner.  It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –             Custodian       (Cust)

(minor) under Uniform Gifts to Minors Act                                (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐                                    (a)                                  Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐                                    (b)                                 Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐                                    (c)                                  Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.  The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers.  The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control.  The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.  The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

Exhibit B

FORM OF INITIAL REGULATION S GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $2,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE (OR ANY SUBSEQUENT REOPENING OF THE NOTES OF THIS SERIES) AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED	REGISTERED
NO. [ ]	PRINCIPAL AMOUNT
CUSIP NO. [ ]	$[ ]

REGULATION S GLOBAL SECURITY
SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [                                            ] dollars on [June 1, 2011/December 1, 2015] (the “Maturity Date”), and to pay interest thereon from November 15, 2005, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing on June 1, 2006, and on the Maturity Date, at the rate of [5.375/5.75]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below).  Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below).  Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including November 15, 2005, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be.  If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day.  “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s).  If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated November 15, 2005 (the “Registration Rights Agreement”) among the Issuer and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”).

If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the “Special Interest Premium”) shall become payable in respect of the Notes as follows:

If (i) a registration statement with respect to the Exchange Notes (the “Exchange Offer Registration Statement”) is not filed with the Commission on or prior to the 180th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date, (iii) the Exchange Offer is not completed on or prior to the 240th day following the Closing Date, (iv) the shelf registration statement covering resales of the Notes (the “Shelf Registration Statement”) is not filed with the SEC on or prior to the 60th day following the date the obligation arises or (v) the Shelf Registration Statement is not declared effective on or prior to the 60th day following the date the Shelf Registration Statement was filed, he Special Interest Premium shall accrue from and including the next day following each of (a) such 180-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, c) such 240-day period in the case of clause (iii) above, and (d) such 60-day periods in the case of clauses (iv) and (v) above, in each case at a rate equal to 0.25% per annum.  The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.25% per annum.  If the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note shall not be entitled to any such increase in the interest rate for any day after the Operating Partnership has filed the Shelf Registration Statement.

Upon (1) the filing of the Exchange Offer Registration statement after the 180-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the completion of the Exchange Offer after the 240-day period described in clause (iii) above, (4) the filing of the Shelf Registration Statement after the 60-day period described in clause (iv) above or (5) the effectiveness of the Shelf Registration Statement after the 60-day period described in clause (v) above, the interest rate on this Note from the date of such effectiveness or completion, as the case may be, shall be reduced to the original interest rate provided for herein.

If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the “Default Day”), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.25% per annum.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York.  The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  November 15, 2005

SIMON PROPERTY GROUP, L.P.
as Issuer

		By:	SIMON PROPERTY GROUP, INC.
as General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixteenth Supplemental Indenture, dated as of November 15, 2005, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Security is one of a series designated as the Simon Property Group, L.P. [5.375/5.75]% Notes due [2011/2015], initially limited in aggregate principal amount to $[500,000,000/600,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.  If the Notes are redeemed within 90 days of the Maturity Date, the redemption price shall not include the Make-Whole Amount.  Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities.  The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner.  It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –             Custodian       (Cust)

(minor) under Uniform Gifts to Minors Act                                (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)

Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)

Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)

Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.  The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers.  The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control.  The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.  The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of registered holder]

By:
Executive Officer

Exhibit C

FORM OF INITIAL CERTIFICATED NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE (OR ANY SUBSEQUENT REOPENING OF THE NOTES OF THIS SERIES) AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

REGISTERED	REGISTERED
NO. [ ]	PRINCIPAL AMOUNT
CUSIP NO. [ ]	$[ ]

DEFINITIVE SECURITY
SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                               , or registered assigns, the principal sum of                                                dollars on [June 1, 2011/December 1, 2015] (the “Maturity Date”), and to pay interest thereon from November 15, 2005, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing on June 1, 2006, and on the Maturity Date, at the rate of [5.375/5.75]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below).  Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below).  Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including November 15, 2005, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be.  If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day.  “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

If this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s).  If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated November 15, 2005 (the “Registration Rights Agreement”) among the Issuer and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”).

If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the “Special Interest Premium”) shall become payable in respect of the Notes as follows:

If (i) a registration statement with respect to the Exchange Notes (the “Exchange Offer Registration Statement”) is not filed with the Commission on or prior to the 180th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date, (iii) the Exchange Offer is not completed on or prior to the 240th day following the Closing Date, (iv) the shelf registration statement covering resales of the Notes (the “Shelf Registration Statement”) is not filed with the SEC on or prior to the 60th day following the date the obligation arises or (v) the Shelf Registration Statement is not declared effective on or prior to the 60th day following the date the Shelf Registration Statement was filed the Special Interest Premium shall accrue from and including the next day following each of (a) such 180-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause (iii) above, and (d) such 60-day periods in the case of clauses (iv) and (v) above, in each case at a rate equal to 0.25% per annum.  The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.25% per annum.  If the Exchange Offer Registration Statement is not declared effective on or prior to the 210th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note shall not be entitled to any such increase in the interest rate for any day after the Operating Partnership has filed the Shelf Registration Statement.  Upon (1) the filing of the Exchange Offer Registration statement after the 180-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above (3) the completion of the Exchange Offer after the 240-day period described in clause (iii) above, (4) the filing of the Shelf Registration Statement after the 60-day period described in clause (iv) above or (5) the effectiveness of the Shelf Registration Statement after the 60-day period described in clause (v) above, the interest rate on this Note from the date of such effectiveness or completion, as the case may be, shall be reduced to the original interest rate provided for herein.

If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the “Default Day”), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.25% per annum.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York.  The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:  November 15, 2005

SIMON PROPERTY GROUP, L.P.
as Issuer

By:	SIMON PROPERTY GROUP, INC.
as General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixteenth Supplemental Indenture, dated as of November 15, 2005, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Security is one of a series designated as the Simon Property Group, L.P. [5.375/5.75]% Note due [2011/2015], initially limited in aggregate principal amount to $[500,000,000/600,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.  If the Notes are redeemed within 90 days of the Maturity Date, the redemption price shall not include the Make-Whole Amount.  Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities.  The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner.  It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.  This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –             Custodian       (Cust)

(minor) under Uniform Gifts to Minors Act                                (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)

Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)

Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)

Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.  The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers.  The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control.  The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.  The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

Exhibit D

FORM OF EXCHANGE GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED	REGISTERED
NO. [ ]	PRINCIPAL AMOUNT
CUSIP NO. [ ]	$[ ]

GLOBAL SECURITY
SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [                      ] dollars on [June 1, 2011/December 1, 2015]  (the “Maturity Date”), and to pay interest thereon from November 15, 2005, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing on June 1, 2006, and on the Maturity Date, at the rate of [5.375/5.75]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below).  Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below).  Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including November 15, 2005, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be.  If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day.  “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York.  The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:                                   , 20

SIMON PROPERTY GROUP, L.P.
as Issuer

By:	SIMON PROPERTY GROUP, INC.

as General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixteenth Supplemental Indenture, dated as of November 15, 2005, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Security is one of a series designated as the Simon Property Group, L.P. [5.375/5.75]% Note due [2011/2015], initially limited in aggregate principal amount to $[500,000,000/600,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.  If the Notes are redeemed within 90 days of the Maturity Date, the redemption price shall not include the Make-Whole Amount.  Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any

Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities.  The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner.  It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –             Custodian       (Cust)

(minor) under Uniform Gifts to Minors Act                                (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

Exhibit E

FORM OF EXCHANGE CERTIFICATED NOTE

REGISTERED	REGISTERED
NO. [ ]	PRINCIPAL AMOUNT
CUSIP NO. [ ]	$[ ]

DEFINITIVE SECURITY

SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

Simon Property Group, L.P., a Delaware limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                           , or registered assigns, the principal sum of                                            dollars on [June 1, 2011/December 1, 2015] (the “Maturity Date”), and to pay interest thereon from November 15, 2005, semi-annually in arrears on June 1 and December 1 of each year (each, an “Interest Payment Date”), commencing on June 1, 2006, and on the Maturity Date, at the rate of [5.375/5.75]% per annum, until payment of said principal sum has been made or duly provided for.

The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to this Note at the close of business on the “Record Date” for such payment, which shall be the 15th calendar day immediately prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below).  Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below).  Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including November 15, 2005, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be.  If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a “Payment Date”) falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day.  “Business Day” means any day, other than a Saturday or a Sunday on which banking institutions in New York, New York are open for business.

The principal of this Note payable on the Maturity Date shall be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York.  The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

Payments of principal and interest in respect of this Note shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee’s Certificate of Authentication.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated:                           , 20

SIMON PROPERTY GROUP, L.P.
as Issuer

By:	SIMON PROPERTY GROUP, INC.
as General Partner

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.
as Trustee

By:
Authorized Officer

[REVERSE OF NOTE]

SIMON PROPERTY GROUP, L.P.

[5.375/5.75]% Note due [2011/2015]

This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the “Securities”), issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the “Indenture”), duly executed and delivered by the Issuer to JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Sixteenth Supplemental Indenture, dated as of November 15, 2005, between the Issuer and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered and for the definition of capitalized terms used hereby and not otherwise defined.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Security is one of a series designated as the Simon Property Group, L.P. [5.375/5.75]% Note due [2011/2015], initially limited in aggregate principal amount to $[500,000,000/600,000,000] (the “Notes”).

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.  If the Notes are redeemed within 90 days of the Maturity Date, the redemption price shall not include the Make-Whole Amount.  Notice of any optional redemption shall be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption.  The notice of redemption shall specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any

Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities.  The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Default, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including Simon Property Group, Inc. or such partner’s assets or against any principal, shareholder, officer, director, trustee or employee of such partner.  It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

This Note is issuable only in registered form without Coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the

Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and the Sixteenth Supplemental Indenture referred to herein.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

UNIF GIFT MIN ACT –             Custodian       (Cust)

(minor) under Uniform Gifts to Minors Act                                (State)

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.